UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005
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                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        001-31369                    65-1051192
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
                                 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)


       Registrant's telephone number, including area code: (973) 740-5000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      This Current Report on Form 8-K includes as an exhibit a press release, dated January 19, 2005, reporting the financial results of CIT Group Inc. as of and for the quarter ended December 31, 2004. The press release is attached as
Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

This Current Report on Form 8-K includes as an exhibit a press release, dated January 18, 2005, reporting that the Board of Directors of CIT Group Inc. elected Timothy Ring a member of the Board of Directors, effective January 18, 2005. The press release is attached as Exhibit 99.2.

Item 8.01. Other Events.

      This Current Report on Form 8-K includes as an exhibit a press release, dated January 18, 2005, reporting that the Board of Directors of CIT Group Inc. declared a dividend of $.13 per share, payable on February 28, 2005 to shareholders of record on February 15, 2005. The press release is attached as
Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  Press release issued by CIT Group Inc. on January 19, 2005.

      99.2  Press release issued by CIT Group Inc. on January 18, 2005.

      99.3  Press release issued by CIT Group Inc. on January 18, 2005.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CIT GROUP INC.
                                     (Registrant)

                                     By: /s/ William J. Taylor
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                                         William J. Taylor
                                         Executive Vice President & Controller
                                         (Chief Accounting Officer)

Dated: January 19, 2005

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